Principal U.S. Small-Cap Adaptive Multi-Factor ETF

Ticker Symbol	Principal U.S. Listing Exchange
PLTL	Cboe BZX Exchange, Inc.
Principal Exchange-Traded Funds Summary Prospectus May 19, 2021
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.PrincipalFunds.com/ETFProspectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@PrincipalETFs.com.
The Fund's prospectus and statement of additional information, both dated April 28, 2021, as may be amended or supplemented, are incorporated by reference into this summary prospectus.
Beginning on November 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery and you own these shares through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service. You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.
Objective:    The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.19%
Other Expenses	—%
Total Annual Fund Operating Expenses (1)	0.19%
(1) The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	$19	$61
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund and does not have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with small market capitalizations at the time of purchase. For this Fund, companies with small market capitalizations are those within the market capitalization range of the companies in the S&P 600 Index, which as of December 31, 2020, was between approximately $146.6 million and $6.3 billion.
For security selection and portfolio construction, Principal Global Investors, LLC ("PGI") uses a proprietary quantitative model. The model is designed to identify and rank equity securities in the S&P 600 Index (the "Index") that correspond to factor categories including the following:
•Value companies - securities with low prices relative to their fundamental value, measured by such metrics as earnings yield, free cash flow yield, and sales yield.
•Higher quality companies – securities ranked based on metrics such as return on equity, sales growth, earnings growth, and balance sheet measures of quality (such as lower debt and accruals).
•Higher momentum companies - securities ranked by evaluating recent performance.
•Lower volatility companies – identified using the last 12-month standard deviation of returns (in other words, how much such returns vary).
The model incorporates a proprietary rules-based methodology that identifies the current market risk regime as “lower,” “higher and increasing,” or “higher and decreasing” and then weights securities within and among the factor categories based on the prevailing market regime. During "higher and decreasing" market risk environments, the model is expected to correspond more closely to the weights used in the Index itself; however, in other regimes, the model’s selection and weighting is expected to differ from the Index in an effort to outperform the Index returns after fees and expenses. In "lower" risk environments, the model is expected to allocate more to value, quality, and momentum stocks, while de-emphasizing lower volatility stocks, whereas in "higher and increasing" risk environments the model is expected to allocate more to lower volatility stocks, as well as quality and momentum stocks, while de-emphasizing value stocks. For certain securities, the model assigns weights equal to that of the Index in all risk regimes.

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PGI expects to review the risk environment weekly. In circumstances where the risk environment does not change, the Fund's holdings are expected to be rebalanced semi-annually. Fund holdings will be rebalanced more frequently in the event of market risk regime shifts, which will result in increased portfolio turnover. PGI expects to review the model and risk environment regularly, and adjustments to the model and Fund holdings may be made at PGI's discretion. The Fund actively trades portfolio securities.
Note: "Standard & Poor's 600" and "S&P 600®" are trademarks of S&P Global and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer's sector or industry, or changes in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails that risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. Because PGI uses quantitative models to select and hold securities, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
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Momentum Style Risk. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. Momentum securities may be more volatile than a broad cross-section of securities or the overall stock market. The Fund may experience losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when momentum style is out of favor, during which the investment performance of the Fund may suffer to the extent it employs momentum style methodology.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased brokerage costs.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the S&P 600 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principaletfs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jeffrey A. Schwarte (since 2021), Portfolio Manager
•Aaron J. Siebel (since 2021), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the bid-ask spread).
You can access recent information, including information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads at www.principaletfs.com.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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